Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NovAccess Global Inc. (the “Company”) on Form 10-K/A for the fiscal year ended September 30, 2023 as filed with the U.S. Securities and Exchange Commission on the date indicated (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 24, 2024

/s/ Dwain Irvin, PhD, MPH

Name: Dwain Irvin

Title: Chief Executive Officer

Date: April 24, 2024

/s/ Neil J. Laird

Name: Neil J. Laird

Title: Chief Financial Officer